UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 31, 2006

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania		15212
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (412) 553-5700

NONE

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Equitable Resources, Inc. (“Equitable” or the “Company”) announced that, effective January 31, 2006, the accounting and financial reporting functions will now report to Philip P. Conti, Vice President and Chief Financial Officer.  Mr. Conti retains his responsibility for the treasury, business development, planning and risk management functions and will continue to report to David L. Porges, Executive Vice President, Finance and Administration.   Mr. Porges has oversight responsibility for finance, human resources, legal, information technology, and environmental and safety compliance.

Effective with his new responsibilities, Mr. Conti has been identified by the Company as a co-principal financial officer with Mr. Porges (who had been the Company’s sole principal financial officer throughout 2005) for SEC reporting purposes. Mr. Conti is responsible for the operation and management of the functions identified above, but Mr. Conti and Mr. Porges will collaborate with respect to the Company’s financial reporting, including its 2005 annual report on Form 10-K.

Mr. Conti, 46, who was named Vice President and Chief Financial Officer effective January 1, 2006, had previously served as the Company’s Vice President, Chief Financial Officer and Treasurer from January 2005.  Prior to that, he was the Company’s Vice President, Finance and Treasurer from August 2000 until January 2005.  Mr. Conti has been an executive officer of the Company since August 2000.  All Company officers are elected annually by the Board of Directors to serve the ensuing year or until their successors are chosen and qualified.

Equitable confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there was no arrangement or understanding between Mr. Conti and any other person pursuant to which he was appointed as the principal financial officer, (2) Mr. Conti has no family relationship with any other executive officer or director of the Company, and (3) there is no transaction between Mr. Conti and the Company that would require disclosure under Item 404(a) of Regulation S-K.  Mr. Conti does not have an Employment Agreement with the Company, but his Change in Control Agreement (dated September 1, 2002) and Non-Compete Agreement (dated October 30, 2000) are attached to the Company’s 2004 Annual Report on Form 10-K as exhibits 10.27(a) and 10.27(b) thereto, respectively.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/Philip P. Conti
Philip P. Conti
Vice President and Chief Financial Officer

Date: February 6, 2006